Exhibit 10.7.3
                                SECOND AMENDMENT
                                       TO
                               FINANCING AGREEMENT

         THIS SECOND AMENDMENT TO FINANCING AGREEMENT (this "Agreement") is made as of the 28th day of February, 1997, by TESSCO TECHNOLOGIES INCORPORATED (sometimes referred to herein as the "Parent"), a corporation organized under the laws of the State of Delaware, TESSCO COMMUNICATIONS INCORPORATED, a corporation organized under the laws of the State of Delaware, TESSCO INCORPORATED, a corporation organized under the laws of the State of Delaware, TESSCO FINANCIAL CORPORATION, a corporation organized under the laws of the State of Delaware, NATIONAL AIRTIME CORPORATION, a corporation organized under the laws of the State of Delaware, WIRELESS SOLUTIONS INCORPORATED, a corporation organized under the laws of the State of Maryland, (each of the foregoing corporations, jointly and severally, collectively, the "Original Borrower") and CARTWRIGHT COMMUNICATIONS COMPANY, a corporation organized under the laws of the State of Delaware ("Cartwright"), jointly and severally (the Original Borrower and Cartwright collectively, the "Borrower"), and NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").

                                    RECITALS

         A. The Original Borrower and the Lender entered into a Financing Agreement dated March 31, 1995 (the same as amended by First Amendment to Financing Agreement dated September 26, 1996, and as amended, modified, substituted, extended, and renewed from time to time, the "Financing Agreement"). The Financing Agreement provides for some of the agreements between the Original Borrower and the Lender with respect to the "Loans" (as defined in the Financing Agreement), including a revolving credit facility in an amount not to exceed $10,000,000.

         B. The Original Borrower has requested that the Lender permit Cartwright to become part of the Borrower under the Financing Agreement, increase the maximum principal amount of the Loans from $10,000,000 to $15,000,000, revise certain of the financial covenants and make other changes to the Financing Agreement as more fully described herein.

         C. The Lender is willing to agree to the Original Borrower's request on the condition, among others, that this Agreement be executed.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower and the Lender agree as follows:

         1. The Borrower and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

         2. The Original Borrowers and Cartwright hereby jointly and severally acknowledge, confirm and agree that on and as of the date of this Agreement Cartwright has become, and is, a "Borrower" under the Financing Agreement, the Revolving Credit Note and the other Financing Documents for all purposes thereof, and as such shall be jointly and severally liable, as provided in the Financing Agreement, the Revolving Credit Note and the other Financing Documents, for all Obligations thereunder (whether incurred or arising prior to, on, or subsequent to the date hereof) and otherwise bound by all of the terms, provisions and conditions thereof.

         3. Cartwright makes as of the date of this Agreement the representations contained in Section 3.1 of the Financing Agreement, except that in Section 3.1.11 of the Financing Agreement the applicable financial statements shall be the December 27, 1996 quarterly statements as reflected in the Borrower's 10Q filed with the United States Securities and Exchange Commission, and not the December 30, 1994 statements, and except that references in Section
3.1 of the Financing Agreement to EXHIBITS B, C and D, shall mean those exhibits with any amendments thereto set forth in Schedule 1 to this Agreement.

         4. The Borrower and the Lender agree that on the date hereof the aggregate outstanding principal balance under the Revolving Credit Note (as defined in the Financing Agreement and subject to change for returned items and other adjustments made in the ordinary course of business) is $4,000,000.

         5. The Original Borrower represents and warrants to the Lender as follows:

            (a) Original Borrower is a corporation duly organized, and validly existing and in good standing under the laws of the state in which it was organized and has the power and authority to own its property and to carry on its business in each jurisdiction in which the Original Borrower does business;

            (b) Original Borrower has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Agreement;

            (c) The Financing Agreement, as amended by this Agreement, and each of the other Financing Documents to which the Original Borrower is a party remain in full force and effect, and each constitutes the valid and legally binding obligation of Original Borrower, enforceable in accordance with its terms;

            (d) All of Original Borrower's representations and warranties contained in the Financing Agreement and the other Financing Documents to which the Original Borrower is a party are true and correct on and as of the date of Original Borrower's execution of this Agreement; and

            (e) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lender.

         6. The Financing Agreement is hereby amended as follows:

            (a) Section 1.1 of the Financing Agreement is hereby amended by deleting the definitions of "Applicable Margin," "Permitted Acquisitions," "Post Default Rate" and "Revolving Credit Expiration Date" in their entirety and by substituting therefor the following:

                "Applicable Margin" means the applicable basis points per annum added, as set forth in Section 2.2.1(c), to the LIBOR Base Rate or the Prime Rate.

                "Permitted Acquisitions" means Acquisitions, the aggregate consideration for all of which does not exceed $5,000,000, provided, however, that the consideration for the Acquisition of Cartwright Communications Company shall not be included in the calculation of that $5,000,000 limit.

                "Post-Default Rate" means the Revolving Loan Rate in effect from time to time without regard to this definition, plus two percent (2%) per annum.

                "Revolving Credit Expiration Date" means September 30, 1999.

            (b) Section 2.1.1 of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

                2.1.1 Revolving Credit Facility. Subject to and upon the provisions of this Agreement, the Lender establishes a revolving credit facility (the "Revolving Credit Facility") in favor of the Borrower. The aggregate of all advances under the Revolving Credit Facility are sometimes referred to in this Agreement collectively as the "Revolving Loan". The "Revolving Credit Committed Amount" means $15,000,000.00. Provided, however, in no event shall the Lender consider any request for a Revolving Loan if after giving effect to the Borrower's request, the outstanding principal balance of the Revolving Loan and of the Letter of Credit Obligations would exceed the Revolving Credit Committed Amount.

             (c) Section 2.1.5 of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

                2.1.5 Revolving Credit Unused Line Fee. The Borrower shall pay to the Lender a quarterly revolving credit facility fee (collectively, the "Revolving Credit Unused Line Fees" and individually, a "Revolving Credit Unused Line Fee") in an amount equal to one-quarter of one percent (0.25%) per annum on the average daily unused and undisbursed portion of the Revolving Credit Committed Amount in effect from time to time accruing during each calendar quarter. The accrued and unpaid portion of the Revolving Credit Unused Line Fee shall be paid by the Borrower to the Lender on the first day of the next calendar quarter (commencing on the first such date following the date hereof) and on the Revolving Credit Termination Date.

             (d) Section 2.2.1(c) of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

             (c) The term "Revolving Loan Rate" shall mean either the Base Rate or the LIBOR Rate for such Revolving Loan as chosen by the Borrower in writing prior to the making of such Revolving Loan in accordance with the terms and conditions of this Agreement, including the following basis points (the "Applicable Margin"), based upon the Borrower's reaching and maintaining the following corresponding Fixed Charges Coverage Ratios as determined by the Lender from the Borrower's financial statements delivered in accordance with
Section 5.1.1 hereof:



------------------------------------------------------------------------- -------------------- ----------------------
                                                                           Applicable Margin     Applicable Margin
                               Ratio                                              for                   for
                                                                              LIBOR Loans         Base Rate Loans
------------------------------------------------------------------------- -------------------- ----------------------
If the Borrower's Fixed Charges Coverage Ratio                                    125                    0
is greater than 2.0 to 1.0
------------------------------------------------------------------------- -------------------- ----------------------
If the Borrower's Fixed Charges Coverage Ratio                                    150                    0
is greater than or equal to 1.75 to 1.0, but less than 2.0 to 1.0
------------------------------------------------------------------------- -------------------- ----------------------
If the Borrower's Fixed Charges Coverage Ratio                                    175                   25
is less than 1.75 to 1.0
------------------------------------------------------------------------- -------------------- ----------------------


The initial Fixed Charges Coverage Ratio is assumed to be greater than 2.0 to
1.0. Upon the determination of the Fixed Charges Coverage Ratio at the end of each of the Borrower's fiscal quarters (beginning on the fiscal quarter ending March, 1997), the corresponding Revolving Loan Rate shall be in effect commencing with the first day of the month following the receipt of the applicable financial statements of the Borrower and continuing through and including the next determination of the Fixed Charges Coverage Ratio. Provided, however, in the event that the Borrower fails to timely provide the Lender with the financial statements required by Section 5.1.1 hereof, then the Lender may in good faith determine the Fixed Charges Coverage Ratio and the Borrower may choose the corresponding Revolving Loan Rate set forth above.

             (e) Section 2.3.2 of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

                2.3.2 Letter of Credit Fees. Prior to or simultaneously with the opening of each Letter of Credit, the Borrower shall pay to the Lender, a letter of credit fee (each a "Letter of Credit Fee" and collectively the "Letter of Credit Fees") in an amount equal to the amount of the Letter of Credit multiplied by the per annum Applicable Margin (minus 25 basis points) for LIBOR Loans under Section 2.2.1(c) of this Agreement. Such Letter of Credit Fees shall be paid upon the opening of the Letter of Credit and upon each anniversary thereof, if any thereof. In addition, the Borrower shall pay to the Lender any and all additional issuance, negotiation, processing, transfer or other fees to the extent and as and when required by the provisions of any Letter of Credit Agreement; such additional fees are included in and a part of the "Fees" payable by the Borrower under the provisions of this Agreement.

             (f) Section 5.1.14 of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

                5.1.14 Current Ratio. The Borrower will at all times maintain, tested as of the end of each fiscal quarter of the Borrower, a ratio of current assets (as determined in accordance with GAAP consistently applied) to current liabilities (as determined in accordance with GAAP consistently applied, except that the outstanding principal balance of the Revolving Loan shall not be included in current liabilities) of not less than 1.50 to 1.0.

             (g) Section 5.1.17 of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

                5.1.17 Fixed Charges Coverage Ratio. The Borrower will maintain, tested as of the last day of each of the Borrower's fiscal quarters for the four
(4) quarter period ending on that date (on a rolling four quarter basis), a Fixed Charges Coverage Ratio of not less than 1.50 to 1.0.

             (h) Section 5.1.18 of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

                5.1.18 Senior Funded Indebtedness to EBITDA Ratio. The Borrower will maintain, tested as of the last day of each of the Borrower's fiscal quarters for the four (4) quarter period ending on that date (on a rolling four quarter basis), a ratio of Senior Funded Indebtedness to EBITDA of not greater than 2.50 to 1.0.

                "Senior Funded Indebtedness" means at any date, the aggregate of all Indebtedness for Borrowed Money of the Borrower and its Subsidiaries, to the Lender whether secured or unsecured, having a final maturity (or which by the terms thereof is renewable or extendible at the option of the obligor for a period ending) more than a year after that date.

             (i) Section 5.2.1 of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

                5.2.1 Capital Structure, Merger, Acquisition or Sale of Assets Capital Structure, Merger, Acquisition or Sale of Assets. Except for Permitted Acquisitions, the Borrower shall not (i) enter into any merger or consolidation or amalgamation, windup or dissolve itself (or suffer any liquidation or dissolution) or (ii) make any Acquisition or sell, lease or otherwise dispose of any of its assets except inventory and obsolete or unused equipment disposed of in the ordinary course of its business, and except other asset dispositions which do not exceed $500,000 in the aggregate in any fiscal year or, if in excess of $500,000, for which the Lender has received not less than thirty (30) days prior written notice and the proceeds of which have been used to reduce non-subordinated indebtedness for borrowed money having a final maturity (or which by the terms thereof is renewable or extendible at the option of the obligor for a period ending) more than a year after the date proceeds are applied.

             (j) Section 5.2.14 of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

                5.2.14 Capital Lease Obligations. The Borrower will not incur or permit to exist any Capital Leases unless otherwise expressly permitted by this Agreement or permit any Subsidiary so to do, if the aggregate amount of all such payments due under Capital Leases of the Borrower and its Subsidiaries (taken as a whole) would at any time exceed One Million Dollars ($1,000,000.00) in any twelve month period.

             (k) The Financing Agreement is hereby amended by adding the following as new Sections 5.2.15 and 5.2.16:k) The Financing Agreement is hereby amended by adding the following as new Sections 5.2.15 and 5.2.16:

                5.2.15 Capital Expenditures. The Borrower will not, directly or indirectly (by way of the acquisition of the securities of a Person or otherwise), make capital expenditures (a) which exceed in the aggregate $6,500,000 in fiscal year 1997, or (b) which exceed in the aggregate for any four (4) consecutive fiscal quarters (tested for the first time as of the end of the Borrower's first fiscal quarter in fiscal year 1998) 125% of the Borrower's depreciation (determined in accordance with GAAP, consistently applied to the Borrower) for those four (4) fiscal quarters; provided, however, in determining the amount of capital expenditures there shall be deducted capital expenditures financed with the proceeds of capital leases or loans having a final maturity (or which by the terms thereof is renewable or extendible at the option of the obligor for a period ending) more than a year after the date proceeds are applied.

                5.2.16 Contingent Liabilities. The Borrower will not incur contingent liabilities (by guaranty, indemnification, reimbursement, other surety agreement, or otherwise) of $1,000,000 or more in the aggregate outstanding at any time, other than by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

             (l) Section 6.1.12 of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

             6.1.12 Change in Ownership. Any change in (i) the ownership of the Subsidiaries owned by the Parent or (ii) the Parent such that the Persons who currently own the Parent's voting common stock no longer own at least 50% of the Parent's voting common stock.

         7. In addition to the information expressly required by Section 5.1.1 of the Financing Agreement, the Borrower agrees to provide to the Lender, no later than ten (10) days after the Borrower's receipt, a copy of each management letter furnished by the Borrower's independent certified public accountants.

         8. At the time this Agreement is executed and delivered, the Borrower shall execute and deliver the Amended and Restated Revolving Credit Note in substantially the form attached to this Agreement as EXHIBIT A, which amends and restates the Revolving Credit Note. References in this Agreement, the Financing Agreement and the other Financing Documents to the "Revolving Credit Note" shall mean the Revolving Credit Note as so amended and restated.

         9. The Borrower hereby ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

         10. The Borrower shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender's counsel.

         11. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Borrower agrees that the Lender may rely on a telecopy of any signature of the Borrower. The Lender agrees that the Borrower may rely on a telecopy of this Agreement executed by the Lender.

         IN WITNESS WHEREOF, the Borrowers and the Lender have executed this Agreement under seal as of the date and year first written above.

WITNESS:                            TESSCO TECHNOLOGIES INCORPORATED


/s/                                 By: /s/ GERALD T. GARLAND
--------------------------              -----------------------------(Seal)
                                        Gerald T. Garland
                                        Treasurer


WITNESS:                            TESSCO COMMUNICATIONS INCORPORATED


/s/                                 By: /s/ GERALD T. GARLAND
--------------------------              -----------------------------(Seal)
                                        Gerald T. Garland
                                        Treasurer


WITNESS:                            TESSCO INCORPORATED


/s/                                 By: /s/ GERALD T. GARLAND
--------------------------              -----------------------------(Seal)
                                        Gerald T. Garland
                                        Treasurer


WITNESS:                            TESSCO FINANCIAL CORPORATION


/s/                                 By: /s/ GERALD T. GARLAND
--------------------------              -----------------------------(Seal)
                                        Gerald T. Garland
                                        Treasurer


WITNESS:                            NATIONAL AIRTIME CORPORATION



/s/                                 By: /s/ GERALD T. GARLAND
--------------------------              -----------------------------(Seal)
                                        Gerald T. Garland
                                        Treasurer


WITNESS:                            WIRELESS SOLUTIONS INCORPORATED


/s/                                 By: /s/ GERALD T. GARLAND
--------------------------              -----------------------------(Seal)
                                        Gerald T. Garland
                                        Treasurer


WITNESS:                            CARTWRIGHT COMMUNICATIONS COMPANY


/s/                                 By: /s/ GERALD T. GARLAND
--------------------------              -----------------------------(Seal)
                                        Gerald T. Garland
                                        Treasurer


WITNESS:                            NATIONSBANK, N.A.


/s/                                 By: /s/ THOMAS O. HOLLAND
--------------------------              -----------------------------(Seal)
                                        Thomas O. Holland
                                        Vice President